UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
This Current Report on Form 8-K/A amends the Current Report on Form 8-K, dated September 9, 2015 (the “Original Form 8-K”), filed by Tanger Factory Outlet Centers, Inc. (the “Company”) and Tanger Properties Limited Partnership (the “Operating Partnership”) with the Securities and Exchange Commission (the “SEC”) on September 11, 2015, following the completion of PricewaterhouseCoopers LLP’s (“PwC”) audit services for the year ended December 31, 2015 and the filing of the Company’s and the Operating Partnership’s 2015 Annual Report on Form 10-K (the “2015 Annual Report”).

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) As previously announced in the Original Form 8-K, the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company approved the selection of Deloitte & Touche LLP to serve as the Company’s and the Operating Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and dismissed PwC as the independent registered public accounting firm for the Company and the Operating Partnership, effective upon completion of PwC’s audit services for the year ended December 31, 2015. PwC completed the audit services for such fiscal year, and the 2015 Annual Report was completed on February 23, 2016. Accordingly, PwC’s dismissal was effective on February 23, 2016.
PwC’s audit reports on the Company’s and the Operating Partnership’s consolidated financial statements for the fiscal years ended December 31, 2015 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. The audit reports of PwC on the Company’s and the Operating Partnership’s effectiveness of internal control over financial reporting as of December 31, 2015 and 2014 did not contain an adverse opinion, nor were they qualified or modified.
During the fiscal years ended December 31, 2015, and 2014, and the subsequent interim periods through February 23, 2016, for the Company and the Operating Partnership, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.
The Company and the Operating Partnership provided PwC with a copy of disclosures they are making in this Amendment and requested that PwC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. PwC’s letter is not available as of the filing date of this Amendment, and the Company and the Operating Partnership have requested that PwC provide the letter as promptly as possible so that it may be filed with the SEC within 10 business days after the filing date of this Amendment in accordance with Item 304(a)(3) of Regulation S-K. The Company and the Operating Partnership will file PwC’s letter by amendment to this Amendment within two business days of receipt.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: February 29, 2016

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer (Principal Financial Officer)